UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2026
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The Goodyear Tire & Rubber Company
(Exact name of registrant as specified in its charter)
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Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Innovation Way Akron, Ohio 44316-0001
(Address of principal executive offices and zip code)
(330) 796-2121
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2026, Christina L. Zamarro, Executive Vice President and Chief Financial Officer, notified The Goodyear Tire & Rubber Company (the “Company”) that she will step down from her current position effective June 30, 2026, and leave the Company on July 10, 2026, to pursue another opportunity, and that her departure is not related to the Company’s financial or operating results or to any disagreements with the Company regarding the Company’s financial, operational, accounting or reporting policies or practices.

In connection with Ms. Zamarro’s departure, the Company announced that Scott M. Deakin, 60, will be appointed as Interim Executive Vice President and Chief Financial Officer, effective July 1, 2026, while the Company conducts a comprehensive search to identify Ms. Zamarro’s successor. Mr. Deakin will serve as the Company’s principal financial officer until a permanent chief financial officer is appointed. Previously, Mr. Deakin was chief financial officer of Gypsum Management & Supply, Inc., a wholesale distributor of interior construction products, from 2019 to 2026.

A copy of the news release announcing these changes, which includes some additional biographical information about Mr. Deakin, is attached hereto as Exhibit 99.1.

Mr. Deakin will receive a salary of $30,000 per week and a bonus equal to $5,000 per week based on the number of weeks worked. Mr. Deakin will also receive an equity incentive award with a grant date value of $500,000 delivered in restricted stock units.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated June 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: June 26, 2026	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary